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                                                                   Exhibit 23.02





                  Consent of Independent Public Accountants


As independent public accountants, we hereby consent to incorporation of our report included in this Form 8-K, into Cardinal Health, Inc.'s previously-filed Registration Statements File No. 33-57223 and No. 33-62198 on Form S-3 and Registration Statements File No. 33-20895, No. 33- 38021, No. 33-38022, No. 33-42357, No. 33-52535, No. 33-52537, No. 33-52539, No. 33-63283-01 and No.
33-64337 on Form S-8.



Arthur Andersen LLP

Sacramento, California
January 8, 1996





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